EXHIBIT 10.43

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION OF THIS WARRANT OR OF ANY SHARES OF COMMON STOCK ISSUED PURSUANT HERETO MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.


                   BIOJECT MEDICAL TECHNOLOGIES INC.

                 SERIES "K" WARRANT TO PURCHASE SHARES
                            OF COMMON STOCK

THIS CERTIFIES THAT, for value received, Elan International Services, Ltd., a Bermuda corporation, or its affiliates or assigns or any other holder of this Warrant, as permitted herein (each, a "Holder"), is entitled to subscribe for and purchase up to 1,750,000 shares as adjusted pursuant to Section 4 hereof(as so adjusted, the "Shares") of the fully paid and nonassessable common stock without par value (the "Common Stock"), of Bioject Medical Technologies Inc., an Oregon corporation (the "Company"), at the price of $2.50 per share (such price, and such other price as shall result, from time to time, from the adjustments specified in Section 4 below, the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time, and from time to time, from and after the date hereof and until 5:00 p.m. New York City Time October 15, 2002. To the extent not exercised at 5:00 p.m. New York City Time on October 15, 2002, this Warrant shall completely and automatically terminate and expire, and thereafter it shall be of no force or effect whatsoever.

2. Method of Exercise; Payment; Issuance of New Warrant. (a) The purchase right represented by this Warrant may be exercised by the Holder(s), in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Annex A duly executed) at the principal office of the Company and by the payment to the Company of an amount, in cash or other immediately available funds, equal to the then applicable Warrant Price per Share multiplied by the number of Shares then being purchased.

(b) The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. Upon any exercise of the rights represented by this Warrant, certificates for the Shares purchased shall be delivered to the Holder(s) hereof as soon as possible and in any event within 10 business days of receipt of such notice and payment, and unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of Shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof as soon as possible and in any event within such 30-day period.

3. Stock Fully Paid, Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, fully paid and nonassessable, and will be free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon the exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to the adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification, Merger, Etc. In case of (i) any reclassification, reorganization, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value), or (ii) any consolidation of the Company with or into another corporation (other than a merger or consolidation with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or (iii) any sale of all or substantially all of the assets of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant or a supplement hereto (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon the exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, reorganization, change, conversion, merger or consolidation by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly attach to successive reclassifications, reorganizations, changes, mergers, consolidations and transfers.

(b) Subdivision or Combination of Shares. If the Company at any time during which this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, (i) in the case of a subdivision, the Warrant Price shall be proportionately decreased and the number of Shares purchasable hereunder shall be proportionately increased, and (ii) in the case of a combination, the Warrant Price shall be proportionately increased and the number of Shares purchasable hereunder shall be proportionately decreased.

(c) Stock Dividends; Etc. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock (or rights, options or warrants in respect thereof (collectively, "Options")), or (ii) issue any warrants, other than those currently outstanding or which the Company, prior to the date hereof has obligated itself to issue, or Options, other than up to 3,650,000 shares of Common Stock pursuant to a duly authorized and constituted stock option plan, to officers, directors, employees or consultants to the Company, having an exercise price (on a per-share basis) below the fair market value of a share of Common Stock on the date of authorization or grant of such Options, or
(iii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Sections 4(a) and (b) above), the price at which the holder of this Warrant shall be able to purchase Shares shall be adjusted by multiplying the Warrant Price in effect immediately prior to such date of determination of the holders of securities entitled to receive such distribution, by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, as if all of such Options had been exercised and the Company received the consideration payable in respect thereof. Upon each adjustment in the Warrant Price pursuant to this Section 4(c), the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

(d) Repurchases or Redemptions of Common Stock or Options. If the Company at any time while this Warrant is outstanding and unexpired shall repurchase or redeem any outstanding shares of Common Stock or any Options, other than its shares of Series C Preferred Stock, at a price which is greater than the then-current Market Price (for purposes hereof, Market Price shall be defined as the average closing price of the Common Stock for the 10 trading days ending on the day that is two business days prior to the date upon which the Company shall purchase or redeem any outstanding shares of Common Stock), the Warrant Price shall thereupon be adjusted by multiplying the Warrant Price in effect at the time of such repurchase by a fraction (i) the numerator of which shall be Warrant Price in effect immediately prior to such repurchase or redemption and (ii) the denominator of which shall be the fair market value of the consideration paid for the shares of Common Stock and/or Options at the time of purchase. Upon each adjustment in the Warrant Price pursuant to this
Section 4(d), the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

(e) No Impairment. The Company will not, by amendment of its charter or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

(f) Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to this Section 4, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated. Such certificate shall be signed by its chief financial officer and shall be delivered to the holder of this Warrant.

(g) Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

(h) Registration Requirement. This Warrant may not be exercised by or for the account or benefit of any person other than Elan International Services, Ltd., or a transferee permitted hereunder, unless (i) the exercise transaction is covered by an effective registration statement under the Securities Act of 1933, as amended (the "Act") and any applicable state securities laws; or
(ii) registration under the Act, or any applicable state securities laws is not required, and the Company has received an opinion of counsel to such effect, in form and content satisfactory to the Company.

(i) Transferrability.   This Warrant shall be non-transferrable prior to
February 1, 1998 and thereafter shall be transferrable only to (i) affiliates of the Holder or (ii) five non-affiliates thereof who are accredited institutions (as defined under Regulation D of the Securities Exchange Act of 1934, as amended).

5. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.(a) The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of applicable securities laws. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS RELATED THERETO OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, IN FORM AND CONTENT SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

(b) With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel in form and content satisfactory to the Company, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with the Act. Promptly upon receiving such written notice and satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. Notwithstanding the foregoing, this Warrant or such Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 as promulgated under the Act ("Rule 144"), provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

The shares issuable upon exercise of this Warrant are entitled to the benefit of certain registration rights as set forth in a Registration Rights Agreement dated as of the date hereof between the Company and the initial Holder named herein.

6. Rights as Shareholders. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

7. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

(a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

(b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable; and

(c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's charter or bylaws, as amended, or by-laws, and do not and will not constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound.

8. Miscellaneous. (a) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both the Company and the holders of warrants that are outstanding at the time to purchase a majority of the shares of Common Stock issuable upon exercise of this Warrant remaining on the date of the action taken.

(b) Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall (i) be in writing, (ii) be delivered personally or sent by mail or overnight courier to the intended recipient to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, unless the recipient has given notice of another address, and (iii) be effective on receipt if delivered personally, tw business days after dispatch if mailed, and one business day after dispatch if sent by overnight courier service.

(c) Subject to the satisfaction of all of the provisions of this Warrant, the holder hereof may transfer all or any portion of this Warrant at any time to (i) an affiliate of the Holder initially namd herein and (ii) an aggregate of five non-affiliated institutions or investment vehicles, who are accredited investors (as that term is defined under Regulation D of the Securities Act of 1933).

(d) The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of a bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

(e) The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

(f) This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.


[Signature page follows]

IN WITNESS WHEREOF, Bioject Medical Technologies Inc. has executed this Warrant as of the date set forth below.

Bioject Medical Technologies Inc.


By:/s/ James C. O'Shea
Name:  James C. O'Shea
Title: President

Dated: October 15, 1997


                                                                  Annex A

NOTICE OF EXERCISE


To:  Bioject Medical Technologies Inc.


1.The undersigned hereby elects to purchase ____________ shares of Common Stock of Bioject Medical Technologies Inc. pursuant to the terms of the attached Warrant, and tenders herewith full payment of the purchase price of such shares, in cash or other immediately available funds.

2.Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:



_____________________________________(Name)


 (Address)

3.The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Signature:__________________________

Name:_____________________________

Address:___________________________

        ___________________________

        ___________________________

Social Security or taxpayer identification number:________________________